Exhibit 99.2
Quadvest Wholesale, LLC Financial Statements and Independent Auditor's Report December 31, 2025

Table of Contents 2 4 6 7 8 9 16 17 Independent Auditor's Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Statement of Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Statement of Changes in Member's Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Statement of Cash Flows . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Notes to the Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Report on Supplementary Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Schedule I - Selling, General, and Administrative Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2 Independent Auditor's Report To the Board of Directors of Quadvest Wholesale, LLC Magnolia, Texas Report on the Audit of the Financial Statements We have audited the financial statements of Quadvest Wholesale, LLC (the "Company"), which comprise the balance sheet as of December 31, 2025, and the related statement of income, changes in member's capital, and cash flows for the year then ended, and the related notes to the financial statements. Opinion In our opinion, the accompanying financial statements present fairly, in all material respects, the Company's financial position as of December 31, 2025, and the results of its operations and its cash flows for the year then ended in accordance with .. accounting principles generally accepted in the United States of America ("GAAP") Basis for Opinion We conducted our audit in accordance with .. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. auditing standards generally accepted in the United States of America ("GAAS") Management’s Responsibilities for the Financial Statements Management is responsible for the preparation and fair presentation of the financial statements in accordance with , and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued. GAAP

3 Auditor’s Responsibilities for the Audit of the Financial Statements Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance, but it is not absolute assurance, and is therefore not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements. In performing an audit in accordance with GAAS, we: Exercise professional judgment and maintain professional skepticism throughout the audit. Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed. Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements. Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit. Houston, Texas February 27, 2026

Quadvest Wholesale, LLC Balance Sheet As of December 31, 2025 See accompanying notes to the financial statements. 4 Assets Property, plant, and equipment: Sewer plant assets $ 17,816,352 Water plant assets 17,316,138 Less: accumulated depreciation and amortization 1,236,030 Total property, plant, and equipment 33,896,460 Current assets: Cash 584,484 Accounts receivable, net 1,730,513 Accounts receivable, other current 374,200 Prepaid expenses and other 15,267 Total current assets 2,704,464 Other long-term assets: Construction in progress 6,855,410 Accounts receivable, other - long-term 6,477,400 Total other long-term assets 13,332,810 Total Assets $ 49,933,734

Quadvest Wholesale, LLC Balance Sheet As of December 31, 2025 See accompanying notes to the financial statements. 5 Liabilities and Member's Capital Member's capital $ 9,192,283 Current liabilities: Accounts payable 1,807,202 Related party payable 1,932,249 Accrued payables 102,434 Notes payable, related party - current 207,394 Total current liabilities 4,049,279 Long-term liabilities: Note payable, related party - long-term 16,619,512 Contributions in aid of construction 20,072,660 Total long-term liabilities 36,692,172 Total liabilities 40,741,451 Total Liabilities and Member's Capital $ 49,933,734

Quadvest Wholesale, LLC Statement of Income For the year ended December 31, 2025 See accompanying notes to the financial statements. 6 Revenue $ 8,509,170 Cost of goods 2,149,604 Gross Profit 6,359,566 Operating expenses: Selling, general, and administrative expense 431,690 Depreciation and amortization expense 407,926 Total operating expenses 839,616 Income from operations 5,519,950 Other expenses: Interest expense (872,886) Loss on investments (78,380) Regulatory pass-through fees, net (18,405) Total other expenses (969,671) Income before provision for state income taxes 4,550,279 Provision for state income taxes (49,429) Net Income $ 4,500,850

Quadvest Wholesale, LLC Statement of Changes in Member's Capital For the year ended December 31, 2025 See accompanying notes to the financial statements. 7 Member Retained Earnings Total Balance at January 1, 2025 $ 2,000,000 $ 2,691,433 $ 4,691,433 Net income - 4,500,850 4,500,850 Balance at December 31, 2025 $ 2,000,000 $ 7,192,283 $ 9,192,283

Quadvest Wholesale, LLC Statement of Cash Flows For the year ended December 31, 2025 See accompanying notes to the financial statements. 8 Cash flows from operating activities: Net income $ 4,500,850 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 407,926 Loss on sale of assets 87,357 Accounts receivable (1,574,368) Accounts receivable - others (1,722,220) Prepaid expenses (9,065) Accounts payable 3,327,218 Accrued expenses (96,646) Net cash provided by operating activities 4,929,578 Cash flows from investing activities: Construction in progress (14,200,716) Purchase of property, plant, and equipment (4,239,489) Contributions in aid of construction received 5,872,524 Net cash used in investing activities (12,567,681) Cash flows from financing activities: Note payable borrowings 7,252,261 Net cash provided by financing activities 7,252,261 Net decrease in cash and cash equivalents (385,842) Cash and cash equivalents, beginning of year 970,326 Cash and Cash Equivalents, end of year $ 584,484 Supplemental cash flow information: Cash paid for interest $ 872,886 Cash paid for state income taxes $ 25,021 Noncash investing and financing activities: Transfers from construction in progress $ 9,008,463 Noncash activity impacting CIAC and PP&E $ 1,617,280

Quadvest Wholesale, LLC Notes to the Financial Statements For the year ended December 31, 2025 9 1. Organization and Nature of the Company Quadvest Wholesale, LLC ("the Company"), an affiliate of the Quadvest, L.P. is a Texas-based utility services company that specializes in the construction, ownership, operation, and maintenance of wholesale water supply and wastewater treatment infrastructure serving municipal utility districts ("MUD") in southeast Texas, including Harris, Montgomery, and Waller counties. 2. Summary of Significant Accounting Policies Basis of Presentation The Company maintains its accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Accounting principles followed and the methods of applying those principles which materially affect the determination of financial positions, results of operations, and cash flows are summarized below. Use of Estimates The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates are used for determining many things including, but not limited to, the following: (i) collectability of accounts receivable; (ii) depreciation and useful lives of property, plant, and equipment; and (iii) contingencies. Significant estimates are based on current assumptions that may be materially affected by changes in economic conditions or unexpected fluctuation of interest rates. Cash The Company has concentrated credit risk for cash by maintaining deposits in a bank, which may at times exceed amounts covered by insurance provided by the United States Federal Deposit Insurance Corporation (“FDIC”). The Company monitors the financial health of the banks and has not experienced any losses in such accounts, and believes it is not exposed to any significant credit risk to cash. Accounts Receivable, net Accounts receivables are stated on the balance sheets net of an allowance for estimated credit losses and include MUD customer accounts receivable, which represent amounts billed to water and sewer customers on a cycle basis. The Company estimates an allowance for estimated credit losses, which is determined by consideration of historical and estimated probable losses. As of December 31, 2025, there is no allowance for estimated credit losses. Property, Plant, and Equipment, net Property, plant, and equipment consist primarily of utility plants and property, which are recorded at the cost of the utility plant, with applicable depreciation recorded to accumulated depreciation.

Quadvest Wholesale, LLC Notes to the Financial Statements For the year ended December 31, 2025 10 2. Summary of Significant Accounting Policies (continued) Property, Plant, and Equipment, net (continued) Property is stated at cost and depreciated using the straight-line method over the following estimated useful lives: Utility plants and property 5-50 years Other equipment 5-7 years Improvements 15 years Expenditures for additions, major renewals, and betterments are capitalized, while expenditures for maintenance and repairs that do not increase the value or extend the useful life of the asset are expensed as incurred. When assets are sold, retired, or otherwise disposed of, the cost and related accumulated depreciation and amortization are removed from the accounts, and any resulting gain or loss is reflected in other income. Impairment of Long-Lived Assets The carrying values of long-lived assets, which include property, plant, and equipment are evaluated periodically for impairment. Impairment losses are recognized when indicators of impairment are present, and the discounted cash flow estimated to be generated by the Company’s long-lived assets is less than the carrying amount of such assets. The amount of impairment loss, if any, is determined by comparing the amount of the Company’s long-lived assets to its estimated fair value. No impairment losses have been recognized for the year ended December 31, 2025. Revenue Recognition In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASC 606”). The rules establish a core principle requiring the recognition of revenue to depict the transfer of promised goods or services to customers in an amount reflecting the consideration to which the entity expects to be entitled in exchange for such goods or services. Under ASC 606, an entity is required to (i) identify the contract, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, (iv) allocate the transaction price to the performance obligations, and (v) recognize revenue as each performance obligation is completed on the percentage of-completion basis. The Company’s revenue is primarily generated from water and wastewater services delivered to MUD customers. These MUD contracts contain a single performance obligation which is the delivery of water and/or wastewater services. The promise to transfer the individual good or service is not separately identifiable from other promises within the contracts, and is therefore not distinct. Revenue is recognized over time as services are provided. There are generally no significant financing components or variable consideration. Revenues include amounts billed to MUD customers on a monthly basis using contractual pricing.

Quadvest Wholesale, LLC Notes to the Financial Statements For the year ended December 31, 2025 11 2. Summary of Significant Accounting Policies (continued) Income Taxes The Company is organized as a limited liability company and has elected to be treated as a pass-through entity for federal income tax purposes. As such, no expense for federal taxes is included in these financial statements. The annual federal income tax liability resulting from the Company’s activities is the responsibility of its member, which will report the Company’s taxable income or loss. In the event of an examination of the Company’s tax return, the member liability could change if an adjustment of the Company’s income or loss is ultimately sustained by taxing authorities. The Company is subject to certain state and local taxes. Amounts related to such taxes are recorded as a component of the provision for state income taxes on the accompanying statement of income. The amount of accrued franchise tax at December 31, 2025 was $32,934. Authoritative guidance for accounting for uncertainty in income taxes requires that the Company recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an examination. Management has reviewed the Company’s tax positions and determined there were no uncertain tax positions requiring recognition in the financial statements. The Company’s policy is to record any income tax related penalties and interest as a component of the provision for state income taxes on the statement of income. At December 31, 2025, the Company had no such penalties or interest to report. Federal and state income tax statues dictate that tax returns filed in any of the previous three reporting periods remain open to potential examination by relevant tax oversight agencies. The Company is not the subject of any active examinations. Contributions in Aid of Construction Contributions in aid of construction are composed of direct, non-refundable contributions from MUD to fund construction necessary to extend service to a new area. Generally, the Company depreciates utility plants funded by contributions and amortizes the balance of contributions in aid of construction as a reduction to depreciation expense, producing a result that is functionally equivalent to reducing the original cost of the utility plant for the contributions. Amortization of contributions in aid of construction totaled $260,873 for the year ended December 31, 2025. Recent Accounting Pronouncements In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU 2023-09 requires the annual consolidated financial statements to include income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for the Company’s annual reporting periods beginning after December 15, 2025. Adoption may utilize either a prospective method or a fully retrospective method of transition. Early adoption is permitted. The Company is currently evaluating the effect that adoption of ASU 2023-09 will have on the financial statements. Other recent accounting pronouncements issued by the FASB or other authoritative standards groups with future effective dates are either not applicable or are not expected to be significant to the Company's financial statements.

Quadvest Wholesale, LLC Notes to the Financial Statements For the year ended December 31, 2025 12 3. Property, Plant, and Equipment, net At December 31, 2025, property, plant, and equipment were as follows: Water utility plant: Structures and improvements $ 2,847,660 Wells 3,591,437 Generators 324,122 Pumps and equipment 609,566 Tanks (GST and HPT) 6,511,281 Distribution lines 102,980 Meters and meter installation 135,984 Other water plant and miscellaneous equipment 3,193,108 Total water utility plant 17,316,138 Sewer utility plant: Structures and improvements 2,586,327 Collection lines and manholes 944,570 Flow measuring device 6,251 Lift stations 1,511,307 Pumps and equipment 1,181,693 Sewer plant 9,389,415 Yard piping 2,196,789 Total sewer utility plant 17,816,352 Total property, plant, and equipment in service 35,132,490 Accumulated depreciation (1,236,030) Property, plant, and equipment, net $ 33,896,460 For the year ended December 31, 2025, depreciation and amortization expense are as follows: Depreciation of fixed assets $ 668,799 Amortization of contributions in aid of construction (260,873) Total depreciation and amortization expense $ 407,926 4. Related Party Sequeira Civil Construction, LLC Sequeira Civil Construction, LLC (“SCC”) is a related party that provides construction services related to the build-out of water treatment and sewage plants. During the year ended December 31, 2025, the Company incurred expenses of $5,981,164 for such services from SCC. As of December 31, 2025, the Company owes SCC a total of $1,932,249.

Quadvest Wholesale, LLC
Notes to the Financial Statements
For the year ended December 31, 2025

4. Related Party (continued)

Quadvest, L.P.

Quadvest, L.P. ("Quadvest") is related party that provides wholesale water and wastewater services as well as management oversight services. During the year ended December 31, 2025, the Company incurred expenses of $895,078 for wholesale water and wastewater services provided by Quadvest, and $250,000 in fees for management services. As of December 31, 2025, the Company owes Quadvest a total of $16,826,906.

Quadvest, under their financing structure, obtains third-party financing from CoBank, and subsequently lends those funds to the Company through intercompany promissory notes. In September 2025, the Company entered into a new promissory note with a balance not to exceed $17,000,000. The promissory notes bear interest at a rate equal to the interest rate charged to Quadvest by CoBank on the related borrowings, plus a 1% spread. Interest expense is calculated monthly based on the outstanding principal balance, and is recorded in the accompanying financial statements. An existing $12,000,000 promissory note is payable monthly, commencing in July 2026 and continuing through August 2046.

As of December 31, 2025, the balance of the promissory notes was $16,826,906.

At December 31, 2025, the current and long-term amounts were as follows:

Notes payable, current portion	$	207,394
Notes payable, noncurrent portion		16,619,512
Total	$	16,826,906

Future amounts due are as follows:		
2026	$	207,394
2027		478,215
2028		597,847
2029		641,065
2030		687,408
Thereafter		14,214,977
	$	16,826,906

5. Concentrations

The Company had no vendor concentrations as of December 31, 2025. At December 31, 2025, one customer accounted for approximately 69% of accounts receivable. The Company has a concentration of its MUD customers within three counties of southeast Texas. This activity accounts for 100% of the Company's revenues and outstanding receivables.

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Quadvest Wholesale, LLC Notes to the Financial Statements For the year ended December 31, 2025 14 6. Subsequent Events On July 7, 2025, Quadvest Wholesale, LLC entered into an Asset Purchase Agreement (“Sale Agreement”) with Texas Water Operation Services, LLC, an affiliate of SJWTX, Inc. (dba The Texas Water Company) and a subsidiary of H2O America, for the sale of substantially all of the Quadvest Wholesale’s water and wastewater utility assets. Under the terms of the Sale Agreement, the purchase price has been established at approximately $56.4 million. The transaction is currently anticipated to close in mid-to-late 2026 at the same time as Quadvest's asset sale to SJWTX, Inc. The company has evaluated subsequent events through, , the date the financial statements presented herein were available to be issued. All subsequent events requiring recognition as of December 31, 2025, have been incorporated into the financial statements. February 27, 2026

15 Supplemental Information

16 Report on Supplementary Information To the Board of Directors of Quadvest Wholesale, LLC Magnolia, Texas Report on Supplementary Information to the Financial Statements We have audited the financial statements of Quadvest Wholesale, LLC (the “Company”) as of and for the year ended December 31, 2025. Our report thereon, dated February 27, 2026, contained an unmodified opinion on those financial statements, and appears herein on page 1. Our audit was performed for the purpose of forming an opinion on the financial statements as a whole. The supplementary data included in Schedule I is presented for purposes of additional analysis, and is not a required part of the financial statements. Such information is the responsibility of management, and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements, or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole. Houston, Texas February 27, 2026

Quadvest Wholesale, LLC Schedule of Selling, General and Administrative Expenses For the year ended December 31, 2025 17 Cost of revenues: Cost of goods: Chemicals - chlorine $ 160,408 Chemicals - other 18,933 Payroll - salary and wages 146,454 Contractual services - plant operations 27,848 Contractual services - vactor hauling 62,857 Contractual services - lab testing 50,364 Contractual services - IT products and services 3,995 Contractual services - sludge hauling 182,553 Contractual services - wet haul 186,209 Intercompany purchase 749,292 Utilities - electricity 503,571 Utilities - telecommunications and data 3,952 Repair services and materials - equipment and tools 6,037 Repair services and materials - plant facilities 42,988 Rental - equipment and tools 135 Regulatory license and permits 4,008 Total cost of goods $ 2,149,604 Selling, general, and administrative expense: Professional services - accounting $ 92,898 Professional services - legal 4,290 Penalties and fines 17,154 Banking fees 59,525 Intercompany management expense 250,000 Property taxes 7,823 Total selling, general, and administrative expense $ 431,690 Depreciation and amortization expense: Depreciation - other operating $ 668,799 Amortization of contributions in aid of construction (260,873) Total depreciation and amortization expense $ 407,926